Exhibit 99.6

                               LEHMAN BROTHERS


                            EXHIBIT A to Schedule
                            ---------------------

                  GUARANTEE OF LEHMAN BROTHERS HOLDINGS INC.
                  ------------------------------------------

LEHMAN BROTHERS SPECIAL FINANCING INC. ("Party A") and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS, Inc. Asset-Backed Certificates Series 2006-3, pursuant to a Swap Contract Administration Agreement, ("Party B") have entered into a Master Agreement dated as of February 27, 2006, (the "Master Agreement"), pursuant to which Party A and Party B have entered and/or anticipate entering into one or more transactions (each a "Transaction"), the Confirmation of each of which supplements, forms part of, and will be read and construed as one with, the Master Agreement (collectively referred to as the "Agreement"). This Guarantee is a Credit Support Document as contemplated in the Agreement. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Agreement, LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby agrees to the following:


     (a) Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A under each Transaction when and as Party A's obligations thereunder shall become due and payable in accordance with the terms of the Agreement. In case of the failure of Party A to pay punctually any such amounts, Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

     (b) Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

     (c) Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement against Party A (other than as a result of the unenforceability thereof against Party B), the absence of any action to enforce Party A's obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof, the entry by Party A and Party B into additional Transactions under the Agreement or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment in respect of any Event of Default or Potential Event of Default in respect of Party B or any Affiliate, but only to the extent such right is provided to Party A under the Agreement. The Guarantor acknowledges that Party A and Party B may from time to time enter into one or more Transactions pursuant to the Agreement and agrees that the obligations of the Guarantor under this Guarantee will upon the execution of any such Transaction by Party A and Party B extend to all such Transactions without the taking of further action by the Guarantor.

     (d) This Guarantee shall remain in full force and effect until such time as Party B shall receive written notice of termination. Termination of this Guarantee shall not affect Guarantor's liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.

     (e) Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in
Section 5(a)(vii) of the Master Agreement affecting Party A or Guarantor.

     (f) Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee.



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                        LEHMAN BROTHERS HOLDINGS INC.
                 745 SEVENTH AVENUE, NEW YORK, NEW YORK 10019

                                LEHMAN BROTHERS

      This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

      IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed in its corporate name by its duly authorized officer as of the date of the Agreement.

                                       LEHMAN BROTHERS HOLDINGS INC.



                                       By:__________________________________
                                       Name:
                                       Title:
                                       Date:







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                        LEHMAN BROTHERS HOLDINGS INC.
                 787 SEVENTH AVENUE, NEW YORK, NEW YORK 10019

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            Master Agreement: The ISDA Master Agreement between the
Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.
..

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by theostaff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Information to be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

            (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                  (A)   The Counterparty's legal name (and any d/b/a);

                  (B)   the organizational form of the Counterparty;

                  (C) a description of the general character of the business of the Counterparty;

                  (D) a description of any affiliation or relationship (as set forth in Item 1119) between the Counterparty and any of the following parties:

                        (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                        (2) the related Depositor (as identified to the Counterparty by CHL);

                        (3)   the SPV;

                        (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);


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



            Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. '7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Information to be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

      (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

            (A)   The Counterparty's legal name (and any d/b/a);

            (B)   the organizational form of the Counterparty;

            (C) a description of the general character of the business of the Counterparty;

            (D) a description of any affiliation or relationship (as set forth in Item 1119) between the Counterparty and any of the following parties:

                  (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                  (2) the related Depositor (as identified to the Counterparty by CHL);

                  (3)   the SPV;

                  (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);


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


                  (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                  (6)   any originator identified to the Counterparty by CHL;

                  (7) any enhancement or support provider identified to the Counterparty by CHL; and

                  (8) any other material transaction party identified to the Counterparty by CHL.

      (ii) if requested by the related Depositor prior to the related Depositor taking the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act, in accordance with the requirements of Regulation AB, the Counterparty shall:

            (A)   provide the financial data required by Item 1115(b)(1) or
                  (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB; and

            (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

(b) Following the Closing Date and until the related Depositor takes the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act, with respect to a Transaction,

      (i) no later than the 25th calendar day of each month, the Counterparty shall (1) notify the related Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any other parties identified in writing by the related Depositor) and (2) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(1);

      (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1)


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



            provide current Company Financial Information as required under
            Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

      (iii) if the related Depositor requests Company Financial Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either
            (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by. Item 1115(b)(2) of Regulation AB, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and
            (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3. Representations and Warranties and Covenants of the Counterparty.

      (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or
            Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

            (i) The Counterparty or the entity that consolidates the Counterparty is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

            (ii) The Counterparty or the entity that consolidates the Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

            (iii) The reports filed by the Counterparty, or entity that consolidates the Counterparty, include (or properly. incorporate by reference) the financial statements of the Counterparty.

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